EXHIBIT 3.1

                         FORM OF CERTIFICATE EVIDENCING
                             SHARES OF COMMON STOCK

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NUMBER                         PAR VALUE $0.0001                     SHARES
------                                                           --------------
 1971                                                            **************
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                       ORGANIC SALES AND MARKETING, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                           CUSIP 68618D 10 2

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

                             ***S P E C I M E N***

Is the owner of

    Fully Paid and Non-Assessable Shares of Common Stock of Organic Sales and Marketing, Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
      Witness the facsimile seal of the Corporation and the Facsimile signatures of its duly authorized officers.

Dated: ****************

                                [CORPORATE SEAL]
                       ORGANIC SALES AND MARKETING, INC.

                                   Corporate

                                      SEAL

                                    DELAWARE

/s/ [ILLEGIBLE]                                                  /s/ [ILLEGIBLE]
  President                                                         Secretary

Countersigned:
Florida Atlantic Stock Transfer, Inc.
7130 Nob Hill Road
Tamarac, FL 33321      Transfer Agent
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The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

UNIF GIFT MIN ACT - ................Custodian................
                         (Cust)                   (Minor)
                    under Uniform Gifts to Minors

                    Act .....................................
                                       (State)

    Additional abbreviations may also be used though not in the above list.

For value received. ........................................... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------..........................................

.................................................................................
Please print or typewrite name and address including postal zip code of assignee

.................................................................................

.................................................................................

.................................................................................
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

.................................................................................
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ..............................

                                     ...........................................

IMPORTANT: The signature(s) on the certificate must be guaranteed (not notarized) by a representative of a financial institution or a registered securities dealer having membership in the Medallion signature program. A notarized signature is not an acceptable substitute for a guaranteed signature.

      NOTICE: The signature in this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.